UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): October 28, 2004

COLONIAL REALTY LIMITED PARTNERSHIP
(Exact name of registrant as specified in its charter)

Delaware	000-20707	63-1098468
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2101 Sixth Avenue North, Suite 750, Birmingham, Alabama 35202
(Address of principal executive offices) (Zip Code)

        Registrant’s telephone number, including area code: (205) 250-8700

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Table of Contents

Item 1.01, 2.03	Entry into a Material Definitive Agreement; Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
Item 9.01	Financial Statements and Exhibits
Signatures
Exhibit Index

-ii-

Item 1.01, Item 2.03      Entry into a Definitive Material Agreement; Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

        On October 28, 2004, Colonial Realty Limited Partnership, a Delaware limited partnership (“Borrower” or “CRLP”), and Colonial Properties Trust, an Alabama real estate investment trust (“Guarantor” or “CLP”), entered into a $200.0 million revolving bridge credit facility (“Bridge Facility”) with SouthTrust Bank, an Alabama banking corporation (“SouthTrust”), as a lender and Agent for the lenders, AmSouth Bank, PNC Bank, National Association (“PNC Bank”), Wells Fargo Bank, National Association (“Wells Fargo”), Comerica Bank, Compass Bank and Branch Banking & Trust Company. AmSouth Bank, Wells Fargo, Comerica, Compass, Branch Banking & Trust Company and affiliates of SouthTrust and PNC Bank are also lenders under CRLP’s current credit agreement dated July 10, 1997, to which CLP is a guarantor.

        Base rate loans and euro-dollar loans are available under the Bridge Facility. No amounts were outstanding as of October 28, 2004. Generally, base rate loans bear interest at SouthTrust’s designated Base Rate, plus a base rate margin ranging from 0.00% to 1.00% based on our unsecured debt ratings from time to time. Euro-dollar loans bear interest at LIBOR plus a margin ranging from 0.70% to 1.35% based on our unsecured debt ratings from time to time.

        The Borrower is required to pay a one-time up-front fee equal to the sum of each lender’s total commitment multiplied by 20 basis points.

        The Bridge Facility contains various covenants, and events of default which could trigger early repayment obligations, including, but not limited to: nonpayment, violation or breach of certain covenants; failure to perform certain covenants beyond a cure period; generally not paying our debts as they become due; acceleration prior to maturity of debt in the aggregate of $20 million or more; and a judgment or order for payment of money which exceeds $10 million.

        The proceeds from the Bridge Facility may be used for predevelopment costs, development costs, acquisition costs, working capital, equity investments, repayment of indebtedness and general corporate purposes. The Bridge Facility matures on November 22, 2005.

-iii-

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits:

Exhibit	Description
10.37
Bridge Credit Agreement dated as of October 28, 2004, by and among Colonial Realty Limited Partnership, as Borrower, Colonial Properties Trust, as Guarantor, SouthTrust Bank, as Agent for the Lenders, and the Lenders named therein (incorporated by reference to Exhibit 10.37 to Colonial Properties Trust's Current Report on Form 8-K filed with the SEC on November 3, 2004).
-iv-

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COLONIAL REALTY LIMITED PARTNERSHIP
By: COLONIAL PROPERTIES TRUST, its general partner
Date: November 3, 2004	By: /s/ Weston M. Andress
Name: Weston M. Andress
Title: Chief Financial Officer

-v-

EXHIBIT INDEX

Exhibit	Description
10.37
Bridge Credit Agreement dated as of October 28, 2004, by and among Colonial Realty Limited Partnership, as Borrower, Colonial Properties Trust, as Guarantor, SouthTrust Bank, as Agent for the Lenders, and the Lenders named therein (incorporated by reference to Exhibit 10.37 to Colonial Properties Trust's Current Report on Form 8-K filed with the SEC on November 3, 2004).
-vi-